UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K/A
(Amendment No. 1)
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):
January 4, 2016
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QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	001-12537 (Commission File Number)	95-2888568 (IRS Employer Identification Number)

18111 Von Karman, Suite 700
Irvine, California 92612
(Address of Principal Executive Offices)
(949) 255-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.
Quality Systems, Inc. (the “Company”) is filing this Amendment No. 1 to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by the Company on January 4, 2016 (the “Original Form 8-K”). The Original Form 8-K reported that on January 4, 2016, the Company completed its acquisition (the “Acquisition”) of HealthFusion Holdings, Inc. (“HealthFusion”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated October 30, 2015, by and among the Company, HealthFusion, Ivory Merger Sub, Inc., a wholly owned subsidiary of the Company and the Securityholder Representative Committee (as defined in the Merger Agreement). In the Original Form 8-K, the Company indicated that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed by amendment to the Original Form 8-K no later than 71 calendar days after the date the Original Form 8-K was required to be filed. This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to include the required financial statements of HealthFusion and the unaudited pro forma financial information of the Company in connection with the Acquisition.
Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The audited financial statements of HealthFusion as of and for the fiscal years ended December 31, 2015 and 2014, together with the notes related thereto and the related independent auditors’ report of Mayer Hoffman McCann P.C., are filed as Exhibit 99.1 hereto and are incorporated herein by reference.
(b) Unaudited Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements of the Company as of December 31, 2015 and for the nine months ended December 31, 2015 and for the year ended March 31, 2015 are filed as Exhibit 99.2 hereto and are incorporated herein by reference.
(c) Not applicable
(d) Exhibits

Exhibit No.	Description
23.1	Consent of Mayer Hoffman McCann P.C.
99.1	Audited financial statements of HealthFusion as of and for the fiscal years ended December 31, 2015 and 2014, together with the notes related thereto.
99.2	Unaudited pro forma condensed combined financial statements of the Company as of December 31, 2015 and for the nine months ended December 31, 2015 and for the year ended March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2016	QUALITY SYSTEMS, INC.
	By:	/s/ James R. Arnold
James R. Arnold
Chief Financial Officer

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K/A (Amendment No. 1)

Exhibit No.	Description
23.1	Consent of Mayer Hoffman McCann P.C.
99.1	Audited financial statements of HealthFusion as of and for the fiscal years ended December 31, 2015 and 2014, together with the notes related thereto.
99.2	Unaudited pro forma condensed combined financial statements of the Company as of December 31, 2015 and for the nine months ended December 31, 2015 and for the year ended March 31, 2015.

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